UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Shareholder Name

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IMMEDIATE ACTION REQUESTED

RE: Small Cap Equity Fund Shareholder Meeting

Dear Shareholder:

Recently, you received proxy materials regarding a very important matter that requires your attention related to your Small Cap Equity Fund investments. Your voice is important in this proxy vote process and the scheduled shareholder meeting on April 15th is quickly approaching. If we do not obtain enough votes to conduct the meeting, we will have to adjourn and continue to request shareholder participation to reach required quorum.

To cast your vote at your earliest convenience and eliminate additional communications on this matter, please call 1-844-700-1479 (toll-free) between 9:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday. During this brief call, you will be speaking with a representative of Boston Financial Data Services, the firm assisting John Hancock in the effort of gathering votes.

At the time of the call, you will be asked for the reference number above in order to locate your voting record for the account that you own. The representative will not have access to your confidential information and the telephone line is also recorded for your protection. After the call, you will receive a confirmation of your vote by return mail.

The Small Cap Equity Fund Board of Trustees has carefully evaluated the proposal and believes the approval of the proposal is in the best interest of shareholders.

We appreciate your voting. Thank you for investing with Small Cap Equity Fund.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com

Please vote today

Your immediate attention is required

Dear Small Cap Equity Fund shareholder:

We recently sent you a request to vote on a proposed merger of your fund into John Hancock New Opportunities Fund. Your fund’s trustees support this merger because it is expected to provide the same or lower expense ratios within a fund pursuing similar investment policies. Although past performance does not guarantee future results, John Hancock New Opportunities Fund offers historically solid performance.

Our records indicate you have not yet voted

Please take a moment to vote today. Your vote will ensure we have a sufficient number of votes in time for the April 15, 2016, special meeting of shareholders. It will also help save on the cost of additional solicitations.

How to vote

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s) 24 hours a day, 7 days a week.

Mail: Complete the proxy card(s) enclosed and return it in the postage-paid envelope.

You may also speak with a proxy specialist by calling 844-700-1479, Monday through Friday, 9:00 a.m. – 6:00 p.m., Eastern Time. The proxy specialist is available to answer any questions and to record your vote.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com

JHFSCE BENE 2/16

Please vote today

Your immediate attention is required

Dear Small Cap Equity Fund shareholder:

We recently sent you a request to vote on a proposed merger of your fund into John Hancock New Opportunities Fund. Your fund’s trustees support this merger because it is expected to provide the same or lower expense ratios within a fund pursuing similar investment policies. Although past performance does not guarantee future results, John Hancock New Opportunities Fund offers historically solid performance.

Our records indicate you have not yet voted

Please take a moment to vote today. Your vote will ensure we have a sufficient number of votes in time for the April 15, 2016, special meeting of shareholders. It will also help save on the cost of additional solicitations.

How to vote

Online: Visit www.2voteproxy.com/jhfsce.

Phone: Call 800-830-3542, 24 hours a day, 7 days a week.

Mail: Complete the proxy card(s) enclosed and return it in the postage-paid envelope.

You may also speak with a proxy specialist by calling 844-700-1479, Monday through Friday, 9:00 a.m. – 6:00 p.m., Eastern Time. The proxy specialist is available to answer any questions and to record your vote.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com

JHFSCE REG 2/16

Please vote today

Your VOTE is CRITICAL!

Dear Small Cap Equity Fund shareholder:

Our records indicate that we have not yet received your vote for the upcoming shareholder meeting. Your vote is extremely important, no matter the size. If we don’t have your vote, we’ll need to continue to call and send additional letters to shareholders until the quorum is met.

Your fund’s trustees support this merger because it is expected to provide the same or lower expense ratios within a fund pursuing similar investment policies. Although past performance does not guarantee future results, John Hancock New Opportunities Fund offers historically solid performance.

Voting today will help save on the cost of additional solicitations.

How to vote

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s) 24 hours a day, 7 days a week.

Mail: Complete the proxy card(s) enclosed and return it in the postage-paid envelope.

You may also speak with a proxy specialist by calling 844-700-1479, Monday through Friday, 9:00 a.m. – 6:00 p.m., Eastern Time. The proxy specialist is available to answer any questions and to record your vote.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com

JHFSCE BENE 2/16

Please vote today

Your VOTE is CRITICAL!

Dear Small Cap Equity Fund shareholder:

Our records indicate that we have not yet received your vote for the upcoming shareholder meeting. Your vote is extremely important, no matter the size. If we don’t have your vote, we’ll need to continue to call and send additional letters to shareholders until the quorum is met.

Your fund’s trustees support this merger because it is expected to provide the same or lower expense ratios within a fund pursuing similar investment policies. Although past performance does not guarantee future results, John Hancock New Opportunities Fund offers historically solid performance.

Voting today will help save on the cost of additional solicitations.

How to vote

Online: Visit www.2voteproxy.com/jhfsce.

Phone: Call 800-830-3542, 24 hours a day, 7 days a week.

Mail: Complete the proxy card(s) enclosed and return it in the postage-paid envelope.

You may also speak with a proxy specialist by calling 844-700-1479, Monday through Friday, 9:00 a.m. – 6:00 p.m., Eastern Time. The proxy specialist is available to answer any questions and to record your vote.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com

JHFSCE REG 2/16